IMPORTANT NOTICE REGARDING CHANGE IN INVESTMENT POLICY
iShares®
iShares U.S. ETF Trust
Supplement dated August 8, 2022 (the “Supplement”)
to the Summary Prospectus, the Prospectus
and the Statement of Additional Information (the “SAI”),
each dated March 1, 2022,
for the iShares Interest Rate Hedged Long-Term Corporate Bond ETF (IGBH) (the “Fund”)
The information in this Supplement updates information in, and should be read in conjunction with, the Summary Prospectus, the Prospectus and the SAI for the Fund.
Change in the Fund’s “Principal Investment Strategies”
The first and third paragraphs of the section of the Summary Prospectus and Prospectus entitled “Principal Investment Strategies” are deleted in their entirety and replaced with the following:
The Fund seeks to track the investment results of the BlackRock Interest Rate Hedged Long-Term Corporate Bond Index (the “Underlying Index”), which is designed to minimize the interest rate exposure of a portfolio composed of U.S. dollar-denominated, investment-grade corporate bonds with remaining maturities greater than ten years, represented in the Underlying Index by the Underlying Fund, by including a series of up to 10 interest rate swap contracts with different maturities (as determined by BlackRock Index Services, LLC (the “Index Provider”)). As of October 31, 2021, the Underlying Index includes approximately 11 components (including the Underlying Fund), and the Underlying Fund includes approximately 3,126 components. The Fund invests in U.S. dollar-denominated, investment-grade corporate bonds primarily through its investment in the Underlying Fund and/or through direct investment in bonds included in the underlying index of the Underlying Fund. The bonds in which the Underlying Fund invests generally have at least ten years until maturity at the time of investment. Under normal circumstances, the Fund and the Underlying Fund seek to maintain a weighted average maturity that is greater than ten years. Weighted average maturity is a U.S. dollar-weighted average of the remaining term to maturity of the securities in the Underlying Fund’s portfolio.

The Fund seeks to achieve its investment objective by investing, under normal circumstances, at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in component securities and instruments in the Fund’s Underlying Index and/or bonds included in the underlying index of the Underlying Fund. Cash and cash equivalent investments associated with a derivative position will be treated as part of that position for the purposes of calculating the percentage of investments included in the Underlying Index. The Fund seeks to track the investment results of the Underlying Index before fees and expenses of the Fund.
Change to the Fund’s Principal Risks
The principal risk entitled “Investment in the Underlying Fund Risk” on pages S‑8 and S‑9 of the Summary Prospectus and the Prospectus is deleted in its entirety and replaced with the following:
Investment in the Underlying Fund Risk. The Fund may invest a substantial portion of its assets in the Underlying Fund, so the Fund’s investment performance may be directly related to the performance of the Underlying Fund. The Fund’s NAV will change with changes in the value of the Underlying Fund and other securities and instruments in which the Fund invests based on their market valuations. An investment in the Fund will entail more costs and expenses than a direct investment in the Underlying Fund.
As the Fund’s allocations to the Underlying Fund change from time to time, or to the extent that the expense ratio of the Underlying Fund changes, the weighted average operating expenses borne by the Fund may increase or decrease.
Through its investment in the Underlying Fund, the Fund is exposed to Management Risk, Market Risk, and Market Trading Risk, among other risks.
The principal risk entitled “Investment in the Underlying Fund Risk” on page 11 of the Prospectus is deleted in its entirety and replaced with the following:
Investment in the Underlying Fund Risk. The Fund may invest a substantial portion of its assets in the Underlying Fund, so the Fund’s investment performance may be directly related to the performance of the Underlying Fund. The Fund’s NAV will change with changes in the value of the Underlying Fund and other securities in which the Fund invests based on their market valuations. An investment in the Fund will entail more direct and indirect costs and expenses than a direct investment in the Underlying Fund. For example, the Fund indirectly pays a portion of the expenses (including operating expenses and management fees) incurred by the Underlying Fund.
An investor in the Fund may receive taxable gains from portfolio transactions by the Underlying Fund, as well as taxable gains from transactions by the Fund in shares of the Underlying Fund.
As the Fund’s allocation to the Underlying Fund changes from time to time, or to the extent that the expense ratio of the Underlying Fund changes, the weighted average operating expenses borne by the Fund may increase or decrease.
Change in the Fund’s “A Further Discussion of Principal Investment Strategies”
The section of the Prospectus entitled “A Further Discussion of Principal Investment Strategies” is deleted in its entirety and replaced with the following:
Overview
The Fund allocates and reallocates its assets among direct investments in securities and other instruments and in investments in the Underlying Fund consistent with the allocation and reallocation of securities in the Underlying Index as determined by the Index Provider. The Fund intends to invest a substantial portion of its assets in one underlying fund, the Underlying Fund and/or direct investment in bonds included in the underlying index of the Underlying Fund. The Fund seeks to track the interest rate hedging component of the Underlying Index primarily through the use of positions in interest rate swaps (i.e., contracts in which the Fund makes fixed-rate payments while receiving floating-rate payments based on a reference rate). In addition, the Fund may borrow, may lend its portfolio securities to brokers, dealers and financial institutions, and may invest the collateral in certain short-term instruments, either directly or through one or more money market funds, as described in greater detail in the Fund’s SAI.
The Fund invests, through the Underlying Fund and/or through direct investment in bonds included in the underlying index of the Underlying Fund, in U.S. dollar-denominated, investment-grade corporate securities and debt instruments, which are subject to additional risks, as described in this Prospectus and in the Fund’s SAI.
The Underlying Fund
The Fund may invest a substantial portion of its assets in the Underlying Fund, so the Fund’s investment performance may be directly related to the performance of the Underlying Fund. The Fund’s NAV will change with changes in the value of the Underlying Fund and other securities in which the Fund invests. An investment in the Fund will entail more direct and indirect costs and expenses than a direct investment in the Underlying Fund.
The Underlying Fund seeks to track the investment results of the ICE BofA 10+ Year US Corporate Index, which measures the performance of U.S. dollar-denominated, investment-grade corporate bonds that have a remaining maturity of greater than or equal to ten years. The ICE BofA 10+ Year US Corporate Index is a trademark of and is maintained by ICE Data Indices, LLC (“ICE Data”) and has been licensed for use for certain purposes by BFA or its affiliates. ICE Data makes no representation or warranty, expressed or implied, regarding the advisability of investing in the Underlying Fund.
In managing the Underlying Fund, BFA uses a representative sampling index strategy. Representative sampling is an indexing strategy that involves investing in a representative sample of securities that collectively have an investment profile similar to a specified benchmark index. Securities selected for the Underlying Fund are expected to have, in the aggregate, investment characteristics (based on factors such as market capitalization and industry weightings), fundamental characteristics (such as return variability and yield) and liquidity measures similar to those of the applicable underlying index. The Underlying Fund may or may not hold all of the securities that are included in its underlying index and may hold certain securities that are not included in its underlying index.
Change in the Fund’s “Shareholder Information”
The sixth paragraph of the section of the Prospectus entitled “Taxes on Distributions” is deleted in its entirety and replaced with the following:
To the extent that the Fund invests in the Underlying Fund, the Fund’s realized losses on sales of shares of such Underlying Fund may be indefinitely or permanently deferred as “wash sales.” Distributions of short-term capital gains by the Underlying Fund will be recognized as ordinary income by the Fund and would not be offset by the Fund’s capital loss carryforwards, if any. Capital loss carryforwards of the Underlying Fund, if any, would not offset net capital gains of the Fund.

Change in the Fund’s “Investment Strategies and Risks of the Funds”
The first paragraph of the section of the SAI entitled “Investment Strategies and Risks of the Funds” is deleted in its entirety and replaced with the following:
Each Fund seeks to achieve its investment objective primarily by investing in (i) each Fund’s Underlying Fund that is included in its applicable Underlying Index and (ii) the hedging component of the applicable Underlying Index by entering into interest rate swap contracts and other instruments. Each of the iShares Interest Rate Hedged Corporate Bond ETF and the iShares Interest Rate Hedged Long-Term Corporate Bond ETF may also achieve its investment objective through direct investment in bonds included in the underlying index of its Underlying Fund. Each Fund operates as an index fund and is not actively managed. Adverse performance of an instrument in a Fund’s portfolio will ordinarily not result in the elimination of the instrument from the Fund’s portfolio.
Change in the Fund’s “Non‑Fundamental Investment Policies”
The following subsection is added to the section of the SAI entitled “Non‑Fundamental Investment Policies”:
iShares Interest Rate Hedged Corporate Bond ETF and iShares Interest Rate Hedged Long-Term Corporate Bond ETF
Each of the iShares Interest Rate Hedged Corporate Bond ETF and the iShares Interest Rate Hedged Long-Term Corporate Bond ETF has adopted a non‑fundamental investment policy in accordance with Rule 35d‑1 under the 1940 Act to invest, under normal circumstances, at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in component securities and instruments in the Fund’s Underlying Index and/or bonds included in the underlying index of its Underlying Fund.
The subsection entitled “All Funds” in the section of the SAI entitled “Non‑Fundamental Investment Policies” is deleted in its entirety and replaced with the following:
Each Fund has adopted a non‑fundamental policy not to make short sales of securities or maintain a short position, except to the extent permitted by each Fund’s Prospectus and SAI, as amended from time to time, and applicable law.
Each Fund, except for the iShares Interest Rate Hedged Corporate Bond ETF and the iShares Interest Rate Hedged Long-Term Corporate Bond ETF, has adopted a non‑fundamental investment policy in accordance with Rule 35d‑1 under the 1940 Act to invest, under normal circumstances, at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in component securities and instruments in the Fund’s Underlying Index. Each Fund also has adopted a policy to provide its shareholders with at least 60 days’ prior written notice of any change in such policy. If, subsequent to an investment, an 80% requirement is no longer met, a Fund’s future investments will be made in a manner that will bring the Fund into compliance with this policy.
Unless otherwise indicated, all limitations under each Fund’s fundamental or non‑fundamental investment policies apply only at the time that a transaction is undertaken. Any change in the percentage of each Fund’s assets invested in certain securities or other instruments resulting from market fluctuations or other changes in each Fund’s total assets will not require each Fund to dispose of an investment until BFA determines that it is practicable to sell or close out the investment without undue market or tax consequences.
If you have any questions, please call 1‑800‑iShares (1‑800‑474‑2737).

iShares® is a registered trademark of BlackRock Fund Advisors and its affiliates.
IS‑A‑IGBH‑0822

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